F.N.B. Corporation Enhances Greater Pittsburgh Presence With
Acquisition of Parkvale Financial Corporation
Joint Press Release
HERMITAGE, PA and MONROEVILLE, PA, June 15, 2011 — F.N.B. Corporation (NYSE: FNB) and Parkvale Financial Corporation (NASDAQ: PVSA) jointly announce the signing of a definitive merger agreement pursuant to which F.N.B. Corporation will acquire Parkvale Financial Corporation, the Pennsylvania-based holding company and parent of Parkvale Savings Bank, in an all stock transaction valued at approximately $22.48 per share, or $130 million in the aggregate.
The acquisition of the Pittsburgh-based bank will provide F.N.B. Corporation with $1.8 billion in total assets, including $1.5 billion in total deposits, $1.0 billion in loans and 47 banking offices concentrated in the Pittsburgh MSA. The transaction will strengthen the deposit market share of F.N.B. Corporation from seventh to third in the Pittsburgh MSA with $3.3 billion of deposits and 101 full service branches serving commercial and consumer customers in this market. Overall, F.N.B. Corporation will have $11.6 billion in assets, $8.9 billion in total deposits and 282 full service banking offices.
Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, shareholders of Parkvale Financial Corporation will be entitled to receive 2.178 shares of F.N.B. Corporation common stock for each share of Parkvale Financial Corporation stock. The exchange ratio is fixed and is expected to be a tax-free exchange for shareholders of Parkvale Financial Corporation.
Stephen J. Gurgovits, Chief Executive Officer of F.N.B. Corporation, stated, “This transaction leverages our existing presence in the Pittsburgh market, expands our franchise, strengthens our leadership position and creates shareholder value. Additionally, Parkvale is a well-established institution with very strong local relationships, an excellent customer service culture and a team of talented bankers.”
“F.N.B.’s wide array of financial products, commitment to local communities and outstanding record of shareholder value creation make it the best partner for our shareholders, customers, employees and communities we serve,” commented Robert J. McCarthy Jr., President and Chief Executive Officer of Parkvale Financial Corporation.
Upon consummation of the merger, Robert J. McCarthy, Jr. will join the Board of Directors of F.N.B. Corporation, and one Parkvale board member will become a director of First National Bank of Pennsylvania, the wholly owned bank subsidiary of F.N.B. Corporation.
F.N.B. Corporation expects the merger to be accretive to its earnings per share in the first full year, excluding one-time costs. F.N.B. Corporation and Parkvale Financial Corporation expect to complete the transaction in the fourth quarter of 2011, after satisfaction of customary closing conditions, including regulatory approvals and the approval of the shareholders of Parkvale Financial Corporation. Subject to the receipt of requisite approvals, it is expected that Parkvale Financial Corporation will redeem all of its preferred stock held by the U.S. Treasury under the Capital Purchase Program prior to closing or extinguished upon closing of the merger.
RBC Capital Markets acted as financial advisor to F.N.B. Corporation, and Keefe, Bruyette & Woods, Inc. acted as financial advisor to Parkvale Financial Corporation and rendered a fairness opinion to the Board of Directors of Parkvale Financial Corporation in conjunction with this transaction. Reed Smith LLP served as legal counsel to F.N.B. Corporation and Elias, Matz, Tiernan & Herrick L.L.P. served as legal counsel to Parkvale Financial Corporation.
CONFERENCE CALL
F.N.B. Corporation will host a conference call to discuss the transaction on Thursday, June 16, 2011, at 8:00 AM EDT. Participating callers may access the call by dialing 1-888-466-4509 or 1-719-457-2663 for international callers; the confirmation number is 1715799. The related investor presentation and listen-only audio Webcast may be accessed through the “Shareholder and Investor Relations” section of F.N.B.’s Web site at www.fnbcorporation.com.
A replay of the call will be available from 11:00 AM EDT the day of the call until midnight EDT on Thursday, June 23, 2011. The replay is accessible by dialing 1-877-870-5176 or 1-858-384-5517 for international callers; the confirmation number is 1715799. The call transcript and Webcast will be available on the “Shareholder and Investor Relations” section of F.N.B. Corporation’s Web site at www.fnbcorporation.com.
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF PARKVALE FINANCIAL CORPORATION ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 or Parkvale Financial Corporation by contacting Gilbert A. Riazzi, Chief Financial Officer, 4220 William Penn Highway, Monroeville, PA 15146, telephone: (412) 373-4804.

Parkvale Financial Corporation and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants’ ownership of Parkvale Financial Corporation common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.
About F.N.B. Corporation
F.N.B. Corporation, headquartered in Hermitage, PA, is a diversified financial services company with total assets of $9.8 billion as of March 31, 2011. F.N.B. Corporation is a leading provider of commercial and retail banking, leasing, wealth management, insurance, merchant banking and consumer finance services in Pennsylvania and Ohio, where it owns and operates First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, LLC, F.N.B. Investment Advisors, Inc., First National Insurance Agency, LLC, F.N.B. Capital Corporation, LLC, Regency Finance Company and F.N.B. Commercial Leasing. It also operates consumer finance offices in Kentucky and Tennessee.
About Parkvale Financial Corporation
Parkvale Financial Corporation, headquartered in Monroeville, PA conducts business in the greater Tri-State area through 47 full-service offices, with 40 offices in Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland Counties of Pennsylvania, two branches in West Virginia and five branches in Ohio. With total assets of $1.8 billion at March 31, 2011, Parkvale was the eighth largest financial institution headquartered in the Pittsburgh metropolitan area and eighth largest financial institution with a significant presence in Western Pennsylvania.
Forward-looking Statements
This joint press release of F.N.B. Corporation and Parkvale Financial Corporation and the reports F.N.B. Corporation and Parkvale Financial Corporation file with the Securities and Exchange Commission often contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and Parkvale Financial Corporation. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s and Parkvale Financial Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce net interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. Government that may adversely affect the businesses in which F.N.B. Corporation and Parkvale Financial Corporation are engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s and Parkvale Financial Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation and Parkvale Financial Corporation file with the Securities and Exchange Commission; (9) housing prices; (10) job markets; (11) consumer confidence and spending habits or (12) estimates of fair value of certain F.N.B. Corporation and Parkvale Financial Corporation assets and liabilities. F.N.B. Corporation and Parkvale Financial Corporation undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release.
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Analyst/Institutional Investor Contact:
F.N.B. Corporation
Cynthia Christopher 724-983-3429
724-815-3926 (cell)
christoc@fnb-corp.com
Media Contact:
F.N.B. Corporation
Jennifer Reel 724-983-4856
724-699-6389 (cell)
reel@fnb-corp.com
Parkvale Financial Corporation
Gilbert A. Riazzi 412-373-4804
Chief Financial Officer
gil.riazzi@parkvale.com